UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2007

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 2nd Avenue, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 3, 2007, Ameris Bancorp (“Ameris”) issued a press release announcing the completion of Ameris’s acquisition of Islands Bancorp (“Islands”) and its wholly-owned subsidiary, Islands Community Bank, N.A. (“Islands Bank”), as of December 31, 2006, pursuant to that certain Agreement and Plan of Merger dated as of August 15, 2006 (the “Agreement”) by and among Islands, Islands Bank, Ameris and Ameris Bank (f/k/a American Banking Company), as amended by that certain Amendment No. 1 to Agreement and Plan of Merger dated as of December 19, 2006 (the “Amendment”). A copy of that press release is attached as Exhibit 99.1 to this Current Report.

The Agreement is incorporated herein by reference to Ameris’s report on Form 8-K filed with the Commission on August 17, 2006, and the Amendment is incorporated herein by reference to Ameris’s report on Form 8-K filed with the Commission on December 19, 2006.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger among Islands Bancorp and Islands Community Bank, N.A., on the one hand, and Ameris Bancorp and Ameris Bank (f/k/a American Banking Company), on the other hand, dated as of August 15, 2006 (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s report on Form 8-K filed with the Commission on August 17, 2006).

2.2	Amendment No. 1 to Agreement and Plan of Merger among Islands Bancorp and Islands Community Bank, N.A., on the one hand, and Ameris Bancorp and Ameris Bank (f/k/a American Banking Company), on the other hand, dated as of December 19, 2006 (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s report on Form 8-K filed with the Commission on December 19, 2006).

99.1	Press release dated January 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.,
Executive Vice President and Chief Financial Officer

Dated: January 3, 2007

EXHIBIT INDEX

2.1	Agreement and Plan of Merger among Islands Bancorp and Islands Community Bank, N.A., on the one hand, and Ameris Bancorp and Ameris Bank (f/k/a American Banking Company), on the other hand, dated as of August 15, 2006 (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s report on Form 8-K filed with the Commission on August 17, 2006).

2.2	Amendment No. 1 to Agreement and Plan of Merger among Islands Bancorp and Islands Community Bank, N.A., on the one hand, and Ameris Bancorp and Ameris Bank (f/k/a American Banking Company), on the other hand, dated as of December 19, 2006 (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s report on Form 8-K filed with the Commission on December 19, 2006).

99.1	Press release dated January 3, 2007.